SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 30, 1996
                                                ----------------------------

                              IVC Industries, Inc.
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           (Exact name of registrant as specified in its charter)

        Delaware                   33-730406             22-1567481
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(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)        Identification No.)

           500 Halls Mill Road, Freehold, New Jersey         07728
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (908) 308-3000
                                                  --------------------------

                        International Vitamin Corporation
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       (Former name or former address, if changed since last report.)




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Item 2.  Acquisition or Disposition of Assets.

     Reference is made to the Registrant's press release dated May 1, 1996, which is incorporated herein by reference and included as an exhibit hereto.

     On April 30, 1996, Hall Laboratories, Inc., an Oregon corporation engaged in the manufacturing, packaging, sales and distribution of vitamins and nutritional supplements primarily on the West Coast ("Hall"), was merged with and into the Registrant (the "Merger"). Pursuant to the merger agreement executed in connection therewith, all of the outstanding equity securities of Hall were exchanged for 3,821,363 shares of the Registrant's common stock. The merger consideration was based on arms' length negotiations between Hall and the Registrant.

     In connection with the Merger, the Registrant entered into a $26.5 million credit facility with The Chase Manhattan Bank (National Association) pursuant to which the Bank was granted security interests in the Registrant's assets; a portion of the revolving credit facility portion of such credit facility is guaranteed (the "Guaranty") by a certain third party (the "Guarantor"). In connection with the Guaranty, the Guarantor has been granted second priority security interests in the Registrant's assets to secure the Registrant's guaranty reimbursement obligations.

Item 7.  Financial Statements and Exhibits.

Financial Statements:
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     Financial statement information for Hall and pro forma financial information for the Registrant after giving effect to the Merger is not yet available. Such information will be filed under cover of Form 8-K/A as soon as it is available, but no later than July 15, 1996.

Exhibits:
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2.1      Merger Agreement dated as of November 13, 1995, amended and restated as of February 13, 1996, among International Vitamin Corporation, Hall Laboratories, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones and The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93 (incorporated by reference to Appendix A to the Registrant's Proxy Statement and Annual Report to Shareholders dated March 5, 1996).

3.3      Amended Certificate of Incorporation of IVC Industries, Inc.

3.4      Amended and Restated By-laws of IVC Industries, Inc.

10.5 Registration Rights Agreement dated April 30, 1996 among IVC Industries, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki Welsh Jones, The Amelia Welsh Jones Trust under



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         a Trust Agreement dated 6/4/93, Lawrence A. Newman, Duane
         Baxter, Peter W. Schreiber, John H. Dettra, Jr. and Larry
         Corbridge.

10.6     International Vitamin Corporation 1995 Stock Option Plan
         (incorporated by reference to the Registrant's Statement and Annual Report to Shareholders dated March 5, 1996).

10.7 Credit Agreement dated as of April 30, 1996 among IVC Industries, Inc., the Banks party thereto and The Chase Manhattan Bank (National Association), as Agent.

10.8     Guaranty dated as of April 30, 1996 by the Guarantor.*

10.9 Guaranty Reimbursement Agreement dated as of April 30, 1996 by IVC Industries, Inc., International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Guarantor.*

10.10 Letter of Credit Reimbursement Agreement dated as of April 30, 1996 by and between IVC Industries, Inc., International Vitamin Overseas Sales Corp. and The Chase Manhattan Bank (National Association).

10.11 Subordination and Intercreditor Agreement dated as of April 30, 1996 by the Guarantor, The Chase Manhattan Bank (National Association), IVC Industries, Inc., International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd.*

10.12 Security Agreement dated as of April 30, 1996 by IVC Industries, Inc. in favor of the Guarantor.*

10.13 Security Agreement dated as of April 30, 1996 by International Vitamin Overseas Sales Corp. in favor of the Guarantor.*

10.14    Security Agreement dated as of April 30, 1996 by Hall
         Laboratories, Ltd. in favor of the Guarantor.*

10.15 Trademark Collateral Assignment Agreement dated as of April 30, 1996 by IVC Industries, Inc.*

10.16 Employment Agreement dated as of April 30, 1996 between IVC Industries, Inc. and Andrew M. Pinkowski.

99.2     Press Release dated May 1, 1996.

_______________

* Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IVC INDUSTRIES, INC.



Date: May 14, 1996                 /s/    E. Joseph Edell
                                   -----------------------------------------
                                   Name:  E. Joseph Edell
                                   Title: Chairman and Chief Executive Officer



































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                               EXHIBIT INDEX

                                                                 Sequential
Exhibit                                                          Page No.
- -------                                                          ----------

2.1 Merger Agreement dated as of November 13, 1995, amended and restated as of February 13, 1996, among International Vitamin Corporation, Hall Laboratories, Inc., Andrew M. Pinkowski, Rita Pinkowski, Vicki
          Welsh Jones and The Amelia Welsh Jones Trust under a Trust Agreement dated 6/4/93 (incorporated by reference to Appendix A to the Registrant's Proxy Statement and Annual Report to Shareholders dated March 5, 1996).

3.3       Amended Certificate of Incorporation of IVC Industries, Inc.     7

3.4       Amended and Restated By-laws of IVC Industries, Inc.            14

10.5      Registration Rights Agreement dated April 30, 1996 among
          IVC Industries, Inc., Andrew M. Pinkowski, Rita Pinkowski,
          Vicki Welsh Jones, The Amelia Welsh Jones Trust under a
          Trust Agreement dated 6/4/93, Lawrence A. Newman, Duane
          Baxter, Peter W. Schreiber, John H. Dettra, Jr. and Larry
          Corbridge.                                                      49

10.6 International Vitamin Corporation 1995 Stock Option Plan (incorporated by reference to the Registrant's Statement and Annual Report to Shareholders dated March 5, 1996).

10.7      Credit Agreement dated as of April 30, 1996 among IVC
          Industries, Inc., the Banks party thereto and The Chase Manhattan
          Bank (National Association), as Agent.                          68

10.8      Guaranty dated as of April 30, 1996 by the Guarantor.*         166

10.9      Guaranty Reimbursement Agreement dated as of April 30, 1996 by IVC Industries, Inc., International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Guarantor.* 176

10.10     Letter of Credit Reimbursement Agreement dated as of
          April 30, 1996 by and between IVC Industries, Inc., International Vitamin Overseas Sales Corp. and The Chase Manhattan Bank
          (National Association).                                        181





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                                                                 Sequential
Exhibit                                                          Page No.
- -------                                                          ----------

10.11     Subordination and Intercreditor Agreement dated as of
          April 30, 1996 by the Guarantor, The Chase Manhattan
          Bank (National Association), IVC Industries, Inc.,
          International Vitamin Overseas Sales Corp. and Hall
          Laboratories, Ltd.*                                            217

10.12     Security Agreement dated as of April 30, 1996 by IVC
          Industries, Inc. in favor of the Guarantor.*                   230

10.13     Security Agreement dated as of April 30, 1996 by International
          Vitamin Overseas Sales Corp. in favor of the Guarantor.*       234

10.14     Security Agreement dated as of April 30, 1996 by Hall
          Laboratories, Ltd. in favor of the Guarantor.*                 238

10.15     Trademark Collateral Assignment Agreement dated as of
          April 30, 1996 by IVC Industries, Inc.*                        242

10.16     Employment Agreement dated as of April 30, 1996 between
          IVC Industries, Inc. and Andrew M. Pinkowski.                  245

99.2      Press Release dated May 1, 1996.                               257

_______________

* Confidential information indicated by Xs has been omitted and filed separately with the Securities and Exchange Commission.